Amplify Lithium & Battery Technology ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Consumer Discretionary - 18.6%
BYD Co. Ltd. - Class H	362,575	$4,442,099
Li Auto, Inc. - Class A (a)	136,222	1,135,081
Lucid Group, Inc. (a)(b)	57,045	602,966
NIO, Inc. - ADR (a)	176,940	902,394
QuantumScape Corp. (a)	83,067	865,558
Rivian Automotive, Inc. - Class A (a)	88,528	1,744,887
Tesla, Inc. (a)	11,939	5,369,207
Vinfast Auto Ltd. (a)(b)	266,867	891,336
Yadea Group Holdings Ltd. (c)(d)	623,871	911,434
Zhejiang Leapmotor Technology Co. Ltd. - Class H (a)(c)(d)	147,034	918,549
		17,783,511

Industrials - 18.2%
Advanced Energy Solution Holding Co. Ltd.	27,046	1,144,832
Bloom Energy Corp. - Class A (a)	16,958	1,473,481
Contemporary Amperex Technology Co. Ltd. - Class A	115,288	6,058,924
Ecopro BM Co. Ltd. (a)	12,180	1,239,518
Ecopro Materials Co. Ltd. (a)	26,055	942,324
EnerSys	10,150	1,489,512
Eos Energy Enterprises, Inc. (a)	84,821	972,049
LG Energy Solution Ltd. (a)	5,139	1,314,582
Plug Power, Inc. (a)(b)	462,046	910,231
Zhejiang Huayou Cobalt Co. Ltd. - Class A	194,452	1,899,400
		17,444,853

Information Technology - 3.7%
NAURA Technology Group Co. Ltd. - Class A	1	46
Samsung SDI Co. Ltd.	7,501	1,403,297
TDK Corp.	147,599	2,083,385
		3,486,728

Materials - 58.7% (e)
Albemarle Corp.	16,836	2,381,284
Antofagasta PLC	45,019	1,989,800
BHP Group Ltd.	228,056	6,923,286
Capstone Copper Corp. (a)	155,039	1,556,546
China Nonferrous Mining Corp. Ltd.	673,659	1,276,738
First Quantum Minerals Ltd. (a)	82,943	2,223,819
Freeport-McMoRan, Inc.	88,245	4,481,964
Ganfeng Lithium Group Co. Ltd. - Class H (c)(d)	238,826	1,594,178
GMK Norilskiy Nickel PAO - ADR (a)(f)	182,937	0
Grupo Mexico SAB de CV - Class B	261,838	2,474,793
Guangzhou Tinci Materials Technology Co. Ltd. - Class A	275,482	1,826,389
Hudbay Minerals, Inc.	85,842	1,703,964
Jiangxi Copper Co. Ltd. - Class A	246,179	1,934,725
Johnson Matthey PLC	46,089	1,324,514
Leo Lithium Ltd. (f)	742,011	0
Lundin Mining Corp.	96,739	2,079,196
Merdeka Battery Materials Tbk PT (a)	28,594,083	977,429
Mineral Resources Ltd. (a)	44,946	1,631,117
MMG Ltd. (a)	1,470,253	1,656,767
MP Materials Corp. (a)	25,524	1,289,472
PLS Group Ltd. (a)	693,958	1,954,342
Resonac Holdings Corp.	37,300	1,554,008
Sandfire Resources Ltd. (a)	126,837	1,516,837
Sociedad Quimica y Minera de Chile SA - ADR (a)	28,855	1,985,224
South32 Ltd.	746,414	1,773,310
Sumitomo Metal Mining Co. Ltd.	44,700	1,814,083
Teck Resources Ltd. - Class B	46,208	2,212,901
Tianqi Lithium Corp. - Class H (a)	239,531	1,571,184
Trimegah Bangun Persada Tbk PT	16,427,741	1,108,318
Umicore SA	66,716	1,403,441
		56,219,629
TOTAL COMMON STOCKS (Cost $80,059,204)		94,934,721

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.2%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (g)	2,147,759	2,147,759
TOTAL MONEY MARKET FUNDS (Cost $2,147,759)		2,147,759

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.67% (g)	1,404,228	1,404,228
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,404,228)		1,404,228

TOTAL INVESTMENTS - 102.9% (Cost $83,611,191)		98,486,708
Liabilities in Excess of Other Assets - (2.9)%		(2,749,191)
TOTAL NET ASSETS - 100.0%		$95,737,517

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $1,328,852.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2025, the value of these securities total $3,424,161 or 3.6% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2025, the value of these securities total $3,424,161 or 3.6% of the Fund’s net assets.

(e)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2025.

(g)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Lithium & Battery Technology ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$94,934,721	$–	$0	$94,934,721
Investments Purchased with Proceeds from Securities Lending	1,404,228	–	–	1,404,228
Money Market Funds	2,147,759	–	–	2,147,759
Total Investments	$98,486,708	$–	$0	$98,486,708

Refer to the Schedule of Investments for further disaggregation of investment categories.